UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2014

PEREGRINE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-35623	86-0652659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9380 Carroll Park Drive
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 731-9400

______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 10, 2014, the Japan Fair Trade Commission informed Peregrine Semiconductor Corporation, a Delaware corporation (the “Company”) that it had granted clearance dated October 9, 2014, with the 30-day waiting period set to terminated on October 12, 2014, in connection with the Company’s proposed merger with Murata Electronics North America, Inc., a Texas corporation (“Parent”), and PJ Falcon Acquisition Company, Limited, a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”). The merger remains subject to other closing conditions, which were described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2014.

Also on October 10, 2014, the Company issued a press release announcing that the Company's Board has established the close of business on October 13, 2014 as the record date for its special meeting of shareholders to consider and vote on, among other things, the proposed merger with the Parent and the Purchaser. The special meeting of the shareholders is scheduled for November 19, 2014. The Company will file with the Securities and Exchange Commission definitive proxy materials related to the proposed merger as soon as reasonably practicable.

Completion of the merger remains subject to approval by the Company's shareholders and remaining regulatory approvals. The Company expects to complete the merger during the fourth calendar quarter of this year.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Text of press release issued by Peregrine Semiconductor Corporation on October 10, 2014

Additional Information and Where to Find It
In connection with the proposed acquisition of Peregrine Semiconductor Corporation (the “Company”), the Company has filed or intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including the Company’s proxy statement in preliminary and definitive form (the “Proxy Statement”). The Company filed its preliminary Proxy Statement with the SEC on September 22, 2014. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Company’s stockholders may obtain copies of these documents (when they become available) and any other documents filed with the SEC for free at the SEC’s website at www.sec.gov or at Peregrine’s website (http://www.psemi.com) under the tab “Investors”. In addition, these documents (when they become available) may also be obtained from Peregrine free of charge by directing a request to Peregrine, Office of the Secretary, 9380 Carroll Park Drive, San Diego, CA 92121 or (858) 731-9400.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s Common Stock in respect of the proposed transaction. Security holders may obtain information regarding the Company and its directors and executive officers, including their respective names, affiliations and interests, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013, which was filed with the SEC on February 19, 2014, and its definitive proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 20, 2014. To the extent holdings of the Company securities have changed since the amounts contained in the definitive proxy statement for the 2014 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the Proxy Statement regarding the proposed transaction when it becomes available.

Forward-Looking Statements
Certain statements in this filing may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the words “will,” “expects,” “believes” and words or phrases of similar import. Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include, without limitation, risks or uncertainties associated with: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings that may be instituted against the Company and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction; and other factors described in the Company’s Annual Report on Form 10-K for the year ended December 28, 2013 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in subsequent reports on Forms 10-Q and 8-K filed with the SEC by the Company. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, forward-looking statements should not be relied upon as predictions of future events or as representing the Company’s views as of any date subsequent to the date hereof. The Company assume no obligation to update the information in this filing, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEREGRINE SEMICONDUCTOR CORPORATION
Date: October 10, 2014	/s/ Jay Biskupski
Jay Biskupski Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release issued by Peregrine Semiconductor Corporation on October 10, 2014